                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 2, 2005

                            LIBERTY MEDIA CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                   000-20421            84-1288730
 (State or other jurisdiction of       (Commission        (I.R.S. Employer
  incorporation or organization)       File Number)      Identification No.)

                             12300 Liberty Boulevard
                            Englewood, Colorado 80112
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (720) 875-5400

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER

On August 2, 2005, Robert R. Bennett resigned as Chief Executive Officer of Liberty Media Corporation ("Liberty"). Dr. John C. Malone, Chairman of the Board of Directors of Liberty, has been elected to replace Mr. Bennett as CEO until a successor has been identified. Biographical and other information about Mr. Malone can be found in our 2005 annual proxy statement, as filed with the SEC on April 29, 2005.

Mr. Bennett will remain President and a director of Liberty until his retirement on April 1, 2006. Liberty filed a press release announcing these changes and such press release is attached as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99.1--Press Release, dated August 3, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                LIBERTY MEDIA CORPORATION


Date: August 8, 2005            By:   /s/ Christopher W. Shean
                                      --------------------------------------
                                Name:   Christopher W. Shean
                                Title:  Senior Vice President and Controller